Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

I, Irl F. Engelhardt, Chief Executive Officer of Patriot Coal Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Amendment No. 1 on Form 10-Q/A  to the Quarterly Report on Form 10-Q for the period ended March 31, 2012 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Patriot Coal Corporation.

Dated: August 9, 2012

/s/ Irl F. Engelhardt
Irl F. Engelhardt
Chief Executive Officer